Third Quarter Earnings Presentation November 12, 2019

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements can be identified by the use of forward-looking terminology including “may,” “should,” “likely,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “forecast,” “seek,” “target,” “continue,” “plan,” “intend,” “project,” or other similar words. All statements, other than statements of historical fact included in this Annual Report, regarding expectations for future financial performance, business strategies, expectations for our business, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans, objectives and beliefs of management are forward-looking statements. These forward-looking statements are based on information available as of the date of this presentation and our management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot give any assurance that such expectations will prove correct. Forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: • our ability to consummate the transactions related to the Third Equity Commitment Agreement, the Rights Agreement, and the Exchange Agreement (each as defined on Form 10-Q for the period ending September 30, 2019); • availability of commercially reasonable and accessible sources of liquidity and bonding; • our ability to generate cash flow and liquidity to fund operations; • the timing and extent of fluctuations in geographic, weather and operational factors affecting our customers, projects and the industries in which we operate; • our ability to identify acquisition candidates, integrate acquired businesses and realize upon the expected benefits of the acquisition of CCS and William Charles; • consumer demand; • our ability to grow and manage growth profitably; • the possibility that we may be adversely affected by economic, business, and/or competitive factors; • market conditions, technological developments, regulatory changes or other governmental policy uncertainty that affects us or our customers; • our ability to manage projects effectively and in accordance with management estimates, as well as the ability to accurately estimate the costs associated with our fixed price and other contracts, including any material changes in estimates for completion of projects; • the effect on demand for our services and changes in the amount of capital expenditures by customers due to, among other things, economic conditions, commodity price fluctuations, the availability and cost of financing, and customer consolidation; • the ability of customers to terminate or reduce the amount of work, or in some cases, the prices paid for services, on short or no notice; • customer disputes related to the performance of services; • disputes with, or failures of, subcontractors to deliver agreed-upon supplies or services in a timely fashion; • our ability to replace non-recurring projects with new projects; • the impact of U.S. federal, local, state, foreign or tax legislation and other regulations affecting the renewable energy industry and related projects and expenditures; • the effect of state and federal regulatory initiatives, including costs of compliance with existing and future safety and environmental requirements; • fluctuations in maintenance, materials, labor and other costs; • our beliefs regarding the state of the renewable wind energy market generally; and • the “Risk Factors” described in our Annual Report on Form 10-K for the year ended December 31, 2018, and in our quarterly reports, other public filings and press releases. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

IEA OVERVIEW & STRATEGY Third Quarter 2019 Earnings Presentation

Who We Are & What We Do IEA is a leading infrastructure construction company with specialized energy and heavy civil expertise. CUSTOMER MARKETS SELECT SERVICES & CAPABILITIES Renewable Energy • Consulting Services • Solar Technology Installation • Excavation & Site Preparation • Road, Bridge, & Other Heavy Civil Construction Civil & Infrastructure • Electrical Transmission & Distribution • Rail Infrastructure Construction Power & Industrial • Turbine Assembly & Erection • Environmental Management

Company Overview • Tier 1 provider of U.S. wind energy construction GEOGRAPHIC FOOTPRINT – 210+ utility-scale projects completed – 8,500+ wind turbines erected – 16+ Gigawatts of wind power installed • Growing presence in utility-scale solar – 700+ Megawatts of solar power installed • Heavy civil and industrial projects Office and equipment logistics locations • Leading national provider of rail civil infrastructure with limited competition DIVERSIFIED SEGMENT REVENUE(1) • Leader in coal ash remediation in the Southeast U.S. • 70+ years of experience in civil, petrochemical, and Renewables 57% industrial power Specialty Civil 43% • Backlog of $2.6 billion – provides excellent visibility (1) Based on Q3 2019 QTD segment revenues

Q3 2019 RESULTS Third Quarter 2019 Earnings Presentation

Q3 2019 Financial Results Financial Highlights Liquidity  Revenue of $422.0 million, up 51.1%  $43.2 million of cash and cash equivalents year-over-year  $50.0 million of Series B Preferred Stock closed in  Net income of $12.6 million, up 119.8% each of May and August and $80.0 million of Series year-over-year B Preferred Stock expected to close in November, further bolstering the Company’s liquidity position  Backlog of $2.6 billion at September and reducing outstanding debt on the term loan(3) 30, 2019, as compared with $2.1 billion at  $29.0 million of unused capacity on the line of December 31, 2018(2) credit  Adjusted EBITDA(1) of $38.7 million, up  New Series B-3 Preferred expected to 2.1% year-over-year on a Proforma increase liquidity by enabling release of Adjusted EBITDA basis letters of credit pledged for certain contracts  Option to increase availability by $25 million once Net Debt / LTM Debt Covenant Adjusted EBITDA is less than 2.67x (1) See slide 15 for a definition of Adj. EBITDA and a reconciliation to net income. (2) See slide 8 for a breakdown of the Company backlog. (3) See slides 9-11 for a description of Series B Preferred Stock Tranches.

Continued Strong Backlog in Q3 Key Takeaways   Good visibility on 2019 revenues – backlog + Q3 Additional projects awarded in all segments revenue supports the increase in the full year 2019  Seeing early returns on cross-selling strategy revenue guidance range(1) *Numbers are in millions (1) Based on the timing of construction on certain projects in backlog the Company anticipates 75% of 2019 backlog to translate into 2019 revenue. (2) Estimated backlog represents the amount of revenue we expect to realize from the uncompleted portions of existing construction contracts, including new contracts under which work has not begun and awarded contracts for which the definitive project documentation is being prepared, as well as revenue from change orders and renewal options.

Third Quarter Equity Financing Transaction CREDIT TERMS BENEFITS Series B Preferred Stock Liquidation $50 million $50 million of equity Preference capital added to the  Raised $50 million of Series B Preferred balance sheet Stock Distributions Payable quarterly in Cash or PIK Security may be PIK for  Transaction led by Ares Management at Company’s option life at the Company’s option  Ares will appoint one director to the Cash: board in connection with the • 15% (13.5% after deleveraging transaction, which now gives Ares the event) right to designate two directors • 12% if net leverage ratio less than or equal to 1.5x:  Use of Proceeds – Net working capital PIK: and paydown of revolver • 18% (15% for 2 years after deleveraging event) Mandatory February 15, 2025 Matures after the Redemption Company’s existing debt Financial None No financial covenants Covenants

Recently Announced Q4 Equity Financing Transaction Raising additional Series B Preferred Stock (“Series B- Exchanging half of the outstanding Series A Preferred 3 Preferred”) and Warrants to purchase common for Series B-3 Preferred to reduce potential share stock (“Warrants”) to pay down debt dilution for common stockholders(3) • $80 million funded by Ares(1) at close • Existing Series A Preferred remains convertible into common stock at a 10% discount to 30-day VWAP • Commitment for an additional $30 million split • (4) 50/50 between Ares and Oaktree(2)(3) Series B-3 Preferred is not convertible • Company is required to repay $110 million of the Subject to SEC approval, launching a rights offering to Term Loan with the proceeds from the initial $80 public stockholders not participating in the Series B-3 million funding and a combination of excess cash; Preferred transaction for up to $15 million of Series B-3 proceeds from the rights offering; additional Preferred(3) to give public stockholders the opportunity issuance of Series B-3 Preferred pursuant to the to participate on the same terms as Ares and Oaktree in commitment the new financing • Company required to file a form S-1 registration statement to conduct the rights offering (1) Funds managed by the Private Equity Group of Ares Management Corporation (“Ares”). (2) The Company is obligated to draw on the commitments in the event it is not able to pay down the credit facility with excess cash and proceeds from the rights offering to levels required under the equity commitment agreement. (3) Any additional Series B-3 Preferred issued pursuant to the commitment, exchange of the Series A Preferred or the rights offering will receive warrants at a rate of 5.5 per $160 of Series B-3 Preferred. (4) Series B-3 Preferred is only convertible if the Company fails to mandatorily redeem the Series B Preferred in 2025.

Key Transaction Benefits Significant debt reduction, improved credit metrics Increases liquidity by enabling release of letters of and increased financial flexibility: credit pledged for certain contracts • Immediate $80 million repayment of term loan; Expected improved access to bonding to support committed capital available for additional continued growth through strengthened balance sheet repayments of $15 million required under the equity commitment agreement by each of 12/31/19 and 5/12/20(1) for a total of $110 million Eliminates half of the potential dilution to common shareholders that could have come from holders • Reduces Net Debt / LTM Debt Covenant Adjusted converting the Series A Preferred into common stock at EBITDA 10% discount to 30-day VWAP Triggers step downs in the interest and distribution Gives common shareholders the right to participate in rates on term loan and existing Series B Preferred and the Series B-3 Preferred on substantially the same will allow all preferred stock distributions to be paid in terms as the private equity investors through the rights cash rather than PIK offering • Savings from interest rate step downs partially Solidifies relationship with Ares and Oaktree, both offset by repaying term loan with proceeds of strong financial partners Series B-3 Preferred Stock that has a higher dividend rate (1) Assumes a closing date of November 14, 2019 for the transaction.

Overview of Fixed Charges After Series B-3 Equity Transaction Rates (%) After Series B-3 Basis Points Comments Q3 Actual Equity Transaction Increase / (Decrease) Term Loan Below 2.67x net leverage; LIBOR spread decreases L+825 L+675 (150) bps Below 3.30x net leverage or if $50 million of additional equity capital is raised, dividend rate Series B Preferred 18.0% / 15.0% (1) 15.0% / 13.5% (1) (300) / (150) bps (1) decreases; below 1.5x net leverage, cash dividend rate further decreases to 12.0% on Series B-2 Fixed Charges on Outstanding Debt (2) ($mm) Annualized Run-Rate After Annualized Q3 Run-Rate Series B-3 Equity Transaction Revolving Credit Facility - - Term Loan Interest 28.5 17.4 Term Loan Amortization 30.0 - Capital Leases and Other 29.8 29.8 Total $88.3 $47.1 (1) Represents eligible PIK and cash distribution rates, respectively. (2) Does not include distributions on Series A or Series B Preferred which may be paid-in-kind or paid in cash.

2019 Equity Financing Overview Series B-3 Series A Series B-1 Series B-2 Initial “First” “Second” Rights 50% Closing Commitment Commitment Offering Exchange Up to 180 day Expected Mid-November Expected Q1 Closing Date May 20, 2019 August 30, 2019 Q4 2019 from Series B-3 2019 2020 initial closing 60% Ares / 50% Oaktree / 50% Oaktree / Public Investor(s) Ares Ares Oaktree 40% Oaktree 50% Ares 50% Ares stockholders $80 Up to $15 Up to $15 Gross Proceeds $50 million $50 million Up to $15 million million ── million million Net working capital Use of Proceeds Net working capital Term loan and line of credit ── ── ── ── Preferred Stock 50,000 50,000 80,000 ~ 19,100 15,000 15,000 Up to 15,000 Shares Issued Penny Warrants Up to 2,545,934 900,000 3,568,750 657,383 515,625 515,625 Issued 515,625 15.0% or Cash Dividend Rate(1) 13.5% 13.5% after deleveraging event Cash Dividend Rate – leverage less than or 13.5% 12.0% 12.0% equal to 1.5x(1) 18.0% or PIK Dividend Rate(1) 15.0% 15.0% for 2 years after deleveraging event (1) Series B-1 and B-2 dividend rates will conform to the Series B-3 rates upon execution of the Series B-3 agreement

Q3 2019 GUIDANCE Third Quarter 2019 Earnings Presentation

Raising 2019 Outlook & Guidance ($ IN MILLIONS) LOW HIGH Key Takeaways Revenue $1,300.0 $1,400.0 Net Income 2.0 9.1 Management raises full year 2019 Outlook and Guidance on Revenue: Interest Expense, Net 50.0 52.0  $1,300M - $1,400M of revenue Depreciation & Amortization 47.5 49.5  Benefit for Income Taxes (2.0) (1.0) $90M - $110M in Adjusted EBITDA EBITDA 97.5 109.6  7.0% - 7.9% Adjusted EBITDA Margin Non-Cash Stock Compensation Expense 4.0 4.4 Acquisition Integration Costs(1) 10.4 12.1 Contingent Fair Value Adjustment (23.1) (17.5) Project settlement legal fees 1.2 1.4 Adjusted EBITDA $90.0 $110.0 % Margin 7.0% 7.9% (1) Acquisition Integration costs include legal, consulting, personnel and other costs associated with integration activity.

APPENDIX Third Quarter 2019 Earnings Presentation

Adjusted EBITDA *Numbers are in millions 3 Months Ended 3 Months Ended 9 Months Ended 9 Months Ended 09.30.2019 09.30.2018 09.30.2019 09.30.2018 Net Income (loss) 12,609 5,736 (4,072) (6,741) Interest Expense 13,959 1,579 35,822 3,960 Tax Provision (benefit) (556) 870 (3,073) (1,467) Depreciation Expense 12,572 2,614 36,373 6,591 EBITDA 38,584 10,799 65,050 2,343 Diversification SG&A(1) - 911 - 2,896 Credit Support Fees(2) - - - 231 Consulting Fees & Expenses(3) - 72 - 433 Non-Cash Stock Comp Expenses(4) 1,052 500 2,813 500 Transaction Costs(5) - 149 - 8,521 Merger and Acquisition Costs(6) - 6,914 - 7,602 Acquisition Integration Costs(7) 2,130 - 8,728 - Loss on Debt Extinguishment(8) - 1,835 - 1,835 Settlement of Customer Project Dispute(9) - - - 8,500 Contingent fair value adjustment(10) (4,247) - (23,082) - Project Settlement Legal Fees(11) 1,186 - 1,186 - Adjusted EBITDA 38,705 21,180 54,695 32,861 Pro Forma Adjustment for 2018 Acquisitions - 16,736 - 33,953 Adjusted Pro Forma EBITDA 38,705 37,916 54,695 66,814 See Slide 16 for footnotes to Adjusted EBITDA.

Footnotes to Adjusted EBITDA (1) Diversification selling, general and administrative reflects the costs, including recruiting, compensation and benefits for additional personnel, associated with IEA beginning to expand into electrical transmission work and corresponding services, which were historically subcontracted to third parties. These costs currently did not have corresponding revenue in fiscal year 2018. (2) Credit support fees reflect payments to Oaktree for its guarantee of certain borrowings, which guarantees did not continue post-combination. (3) Consulting fees and expenses represents consulting and professional fees and expenses in connection with the merger with MIII Acquisition Corp. (4) Non-cash stock compensation expenses. (5) Transaction costs include legal, consulting, filing and other costs associated with the acquisition of IEA Energy Services by MIII Acquisition Corp. and the subsequent public listing of IEA securities on the NASDAQ stock exchange. (6) Merger and acquisition costs include legal, consulting, travel, personnel and other costs associated with acquisition activity. (7) Acquisition integration costs include legal, consulting, personnel and other costs associated with integration activity. (8) Expense of previously deferred financing fees in connection with refinancing the Company's credit facility in September 2018. (9) Settlement of customer project dispute-related to a dispute regarding the costs to be incurred to complete a project and the loss of revenue related to unbilled change orders. The add back reflects the associated negative impact to gross margin. While IEA believed it had a strong legal position to support the charges, management determined that it was in the best interests of the Company to settle the dispute, retain the important customer relationship and secure the award of an additional Wind energy project with the customer, which was built in 2018. (10) Reflects an adjustment to the fair value of contingent consideration incurred in connection with the acquisition of IEA Energy Services by MIII Acquisition Corp. and the subsequent public listing of IEA securities on the NASDAQ stock exchange. The adjustment is a mark-to-market adjustment based on the approximately 80% reduction in the Company's stock price from December 31, 2018 to June 30, 2019, coupled with the Company not anticipating reaching EBITDA requirements outlined in the original Merger Agreement. (11) Project settlement legal fees reflect fees incurred by the Company seeking additional recovery of settlements related to extreme weather-related events that occurred on projects at the end of 2018.

THANK YOU IR CONTACT Financial Profiles Larry Clark, Senior Vice President lclark@finprofiles.com 310.622.8223